Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with this Amendment No. 2 to Annual Report on Form 10-K/A of CuraGen Corporation (the “Company”) for the period ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Timothy M. Shannon, M.D., President and Chief Executive Officer of the Company, and Sean A. Cassidy, Vice President and Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ TIMOTHY M. SHANNON, M.D.
Dated: June 19, 2009	Timothy M. Shannon, M.D.
President and Chief Executive Officer

/s/ SEAN A. CASSIDY
Dated: June 19, 2009	Sean A. Cassidy
Vice President and Chief Financial Officer